   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 4, 1996



                                                      REGISTRATION NO. 333-11225

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                        BIG FLOWER PRESS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                          2752                  13-3768322
 (State Or Other Jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
     Of Incorporation Or         Classification Code Number)     Identification
        Organization)                                               Number)

                               3 EAST 54TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 521-1600
  (Address, Including Zip Code, And Telephone Number, Including Area Code, Of
                   Registrant's Principal Executive Offices)

                             MARK A. ANGELSON, ESQ.
                           EXECUTIVE VICE PRESIDENT,
                                GENERAL COUNSEL
                    AND SECRETARY OF THE BOARD OF DIRECTORS
                        BIG FLOWER PRESS HOLDINGS, INC.
                               3 EAST 54TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 521-1621
 (Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                             Of Agent For Service)
                            ------------------------

                                   COPIES TO:

      HERBERT HENRYSON II, Esq.                    BLAINE V. FOGG, Esq.
 Wolf, Block, Schorr and Solis-Cohen       Skadden, Arps, Slate, Meagher & Flom
    Twelfth Floor Packard Building                   919 Third Avenue
S.E. Corner 15th and Chestnut Streets            New York, New York 10022
Philadelphia, Pennsylvania 19102-2678                 (212) 735-3000
            (215) 977-2000

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement is declared effective and all other conditions to the merger (the "Merger") of Scanforms Acquisition Corp. ("Merger Sub"), an indirect, wholly owned subsidiary of Big Flower Press Holdings, Inc. (the "Registrant" or "Big Flower"), with and into Scanforms, Inc. ("Scanforms"), as described in the enclosed Proxy Statement/ Prospectus, have been satisfied or waived.


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on August 28, 1996.


                                          BIG FLOWER PRESS HOLDINGS, INC.


                                          By:        /s/ R. THEODORE AMMON


                                             -----------------------------------
                                                      R. Theodore Ammon
                                                  CHAIRMAN OF THE BOARD AND
                                                   CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

    Each person whose signature appears below, hereby severally and individually constitute and appoint R. Theodore Ammon and Mark A. Angelson, and each of them, the true and lawful attorneys and agents (with full power of substitution and resubstitution in each case) of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-4 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents or each of them to any and all such amendments and instruments.

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                       CAPACITY                          DATE
- ------------------------------------------------  ------------------------------------------  -------------------
             /s/ R. THEODORE AMMON                Chairman of the Board (Principal Executive
     --------------------------------------        Officer, Principal Financial Officer and     August 28, 1996
               R. Theodore Ammon                   Principal Accounting Officer)

              /s/ EDWARD T. REILLY
     --------------------------------------       Director                                      August 28, 1996
                Edward T. Reilly

            /s/ SANFORD G. SCHELLER
     --------------------------------------       Vice Chairman of the Board                    August 28, 1996
              Sanford G. Scheller

               /s/ LEON D. BLACK
     --------------------------------------       Director                                      August 28, 1996
                 Leon D. Black

                   SIGNATURE                                       CAPACITY                          DATE
- ------------------------------------------------  ------------------------------------------  -------------------
              /s/ EDWARD M. YORKE
     --------------------------------------       Director                                      August 28, 1996
                Edward M. Yorke

             /s/ PETER G. DIAMANDIS
     --------------------------------------       Director                                      August 28, 1996
               Peter G. Diamandis

            /s/ JOAN DANIELS MANLEY
     --------------------------------------       Director                                      August 28, 1996
              Joan Daniels Manley

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the Registrant has duly caused Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on September 4, 1996.


                                          BIG FLOWER PRESS HOLDINGS, INC.


                                          By:        /s/ R. THEODORE AMMON


                                             -----------------------------------
                                                      R. Theodore Ammon
                                                  CHAIRMAN OF THE BOARD AND
                                                   CHIEF EXECUTIVE OFFICER

                                      II-3